Exhibit 10.4

FIRST AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of June 22, 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015 (the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 4230 West Highway 24, Remington, Indiana 47977, as further described on Exhibit A-40 attached to this Amendment (collectively, the “Remington Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Remington Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) and in certain other respects; and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Remington Property, the 2017 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Remington Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Fifty Million Three Hundred Nineteen Thousand One Hundred Seventy-Six and 44/100ths Dollars ($50,319,176.44).

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-39” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-40.”

5.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

6.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that

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Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

7.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-40” attached hereto and (b) adding Exhibit A-40 attached to this Amendment immediately following Exhibit A-39 to the Lease.

8.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

9.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

10.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to First Amendment to Amended and Restated Lease Agreement No. 1]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBITS A-1 through A-40

Land

Exhibit	TA Site No.	Property Address
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904.
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643.
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206.
A-4	162	4325 Guasti Road, Ontario, CA 91761.
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322.
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033.
A-7	171	3 East Industrial Road, Branford (New Haven), CT 06405.
A-8	178	2112 Highway 71 South, Marianna, FL 32448.
A-9	197	8909 20th Street, Vero Beach, FL 32966.
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324.
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140.
A-12	236	21 Romines Dr., Morris, IL 60450.
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240.
A-14	219	1201 Ripley Street, Lake Station, IN 46405.
A-15	46	224 Highway 65 South, Tallulah, LA 71284.
A-16	151	7401 Assateague Drive, Jessup, MD 20794.
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130.
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301.
A-19	18	102 NW 4th Street, Concordia, MO 64020.
A-20	172	200 North McCarran Blvd., Sparks, NV 89431.
A-21	211	108 Ocean Drive, Greenland, NH 03840.
A-22	8	3404 W. Highway 66, Gallup, NM 87301.
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005.
A-24	208	9616 Commerce Drive, Dansville, NY 14437.
A-25	24	940 US Rt. 42, NE, London, OH 43140.
A-26	15	8834 Lake Road, Seville, OH 44273.
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515.
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815.
A-29	3	245 Allegheny Blvd., Brookville, PA 15825.
A-30	393	3001 TV Road, Florence, SC 29501.
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013.
A-32	231	802 E. York, Highway 59, Ganado, TX 77962.
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087.
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074.
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382.
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045.
A-37	149	4195 State Rt. 34, Hurricane, WV 25526.
A-38	192	713 Highway 12, Hudson, WI 54016.
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053.
A-40	382	4230 West Highway 24, Remington, IN 47977.

[See attached copies.]

EXHIBIT A-40

Petro Remington

4230 West Highway 24

Remington, Indiana 47977

Real property in the City of Remington, County of Jasper, State of Indiana, described as follows:

TRACT NO. 1:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST, IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID QUARTER; THENCE ON AND ALONG THE SOUTH LINE THEREOF, NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST (BEARING DERIVED FROM U.S. #24 AND I-65 HIGHWAY PLANS) 2060.28 FEET; THENCE LEAVING THE SAID SOUTH LINE, NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 83.16 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTH RIGHT-OF-WAY LINE OF U.S. #24 AND 250.00 FEET WEST OF THE TERMINAL POINT OF LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 65, AND THE SOUTHWEST CORNER OF THE TRACT CONVEYED TO SUN OIL COMPANY BY DEED RECORDED IN DEED RECORD 169 PAGE 463; THENCE ON AND ALONG THE SAID RIGHT-OF-WAY NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 100.00 FEET; THENCE LEAVING THE SAID RIGHT-OF-WAY SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 83.14 FEET TO THE SOUTH LINE OF THE SAID QUARTER SECTION; THENCE ON AND ALONG THE SAID SOUTH LINE NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST 300.00 FEET; THENCE LEAVING THE SAID LINE NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 761.59 FEET; THENCE PARALLEL WITH THE CENTERLINE OF U.S. #24, SOUTH 89 DEGREES 19 MINUTES 30 SECONDS EAST 600.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 478.51 FEET; THENCE PARALLEL WITH THE CENTER LINE OF U.S. #24, NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 200.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 2:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED BY:

BASIS OF BEARINGS: INDIANA STATE PLAN COORDINATE SYSTEM, WEST ZONE.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 761.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AS DESCRIBED IN DEED RECORD 204 PAGE 461, JASPER COUNTY RECORDER’S OFFICE AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 200.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS

EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 200.00 FEET TO AN EXISTING SURVEY MARKER LOCATED AT THE NORTHEAST CORNER OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 3:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 961.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AND THE POINT OF BEGINNING OF THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 150.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 150.00 FEET; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

ALL IN JASPER COUNTY, INDIANA.

PIN NUMBERS: 37-02-20-000-08-000-002

37-02-20-000-015-000-002

37-02-20-000-009-001-002

EXHIBIT C

Petro Properties

TA Site No.	Property Address
352	1724 West Grand Avenue, Gadsden, AL 35904.
379	1409 S. Country Road #850 East, Greensburg, IN 47240.
393	3001 TV Road, Florence, SC 29501.
382	4230 West Highway 24, Remington, IN 47977